UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       June 5, 2019
Date of Report (Date of earliest event reported)

           International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue
New York, New York 10016
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 5, 2019, International Seaways, Inc. held its Annual Meeting of Stockholders. The Registrant had 29,222,068 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 25,031,718 shares were represented at the meeting by holders present in person or by proxy, constituting 85.66% of the shares outstanding and entitled to vote.  At the Annual Meeting, stockholders elected nine directors; ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the year 2019; and approved, in an advisory vote, the compensation of the Named Executive Officers for 2018 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement. All matters were approved by more than 99% of the eligible shares voted on each such matter.

All of the nominees for directors were duly elected to serve, subject to the Registrant’s By-laws, as directors of the Registrant until the next Annual Meeting and until election and qualification of their successors. The tabulation of the votes cast for each nominee for director was as follows (there were 1,084,302 broker non-votes):

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Doug Wheat	23,730,910	216,506
Timothy J. Bernlohr	23,739,441	207,975
Ian T. Blackley	23,759,304	188,112
Randee E. Day	23,755,763	191,653
David I. Greenberg	23,754,080	193,336
Joseph I. Kronsberg	23,757,623	189,793
Ty E. Wallach	23,757,885	189,531
Gregory A. Wright	23,755,909	191,507
Lois K. Zabrocky	23,758,348	189,068

The resolution to ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the year 2019 was ratified by a vote of 25,022,537 shares of Common Stock in favor, 5,489 shares of Common Stock against and 3,692 shares of Common Stock abstained.  There were no broker non-votes of Common Stock.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2018 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement was approved by a vote of 23,871,761 shares of Common Stock in favor, 33,014 shares of Common Stock against and 42,641 shares of Common Stock abstained.  There were 1,084,302 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 6, 2019	By:		/s/James D. Small III
		Name: Title:	James D. Small III Chief Administrative Officer, Senior Vice President, Secretary and General Counsel